2. REVISED CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (THE "SARBANES-OXLEY ACT"). THESE CERTIFICATIONS SHOULD BE FILED AS EXHIBITS 32.1(CEO) AND 32.2(CFO).

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, James B. DeBello, President and Chief Executive Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:


(1) the Registrant's Quarterly Report on Form 10-Q of the Registrant for the period ended June 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 12, 2003                        By:       /s/  James B. DeBello
                                                       -------------------------
                                                       James B. DeBello
                                                       President and
                                                       Chief Executive Officer